UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2020
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BMC STOCK HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Its Charter)
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Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Arco Corporate Drive, Suite 400
Raleigh, North Carolina 27617
(Address Of Principal Executive Offices) (Zip Code)
(919) 431-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
Former Name or Former Address, if Changed Since Last Report
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BMCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
BMC Stock Holdings, Inc. (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2020. At the Annual Meeting, as discussed below, the Company’s stockholders approved the BMC Stock Holdings, Inc. 2020 Incentive Compensation Plan (the “Plan”). A description of the terms and conditions of the Plan is included in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on March 27, 2020 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Plan, which is filed as Appendix B to such definitive proxy statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting, its 2020 Annual Meeting of Stockholders, on May 14, 2020. There were 66,738,199 shares of common stock entitled to vote at the Annual Meeting, and 62,782,436 shares were represented in person or by proxy at the Annual Meeting (approximately 94.07% of shares entitled to vote). Each of the proposals was approved, and each of the director nominees was elected, by the vote of the stockholders at the Annual Meeting as follows:

Proposal 1: To elect the following Class I directors to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Mark A. Alexander	59,777,777	516,444	2,488,215
David W. Bullock	59,406,076	888,145	2,488,215
David L. Keltner	58,945,818	1,348,403	2,488,215

Proposal 2: To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
62,678,357	1,199	102,880	0

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
58,464,939	1,482,992	346,290	2,488,215

Proposal 4: To approve the BMC Stock Holdings, Inc. 2020 Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
57,228,142	2,991,448	74,631	2,488,215

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.

Date: May 15, 2020	By:	/s/ Timothy D. Johnson
Executive Vice President, General Counsel and Corporate Secretary